                                    [LOGO]

COMMON STOCK           ANNALY MORTGAGE MANAGEMENT, INC.       COMMON STOCK

   NUMBER                                                        SHARES
                        INCORPORATED UNDER THE LAWS OF
AYM                         THE STATE OF MARYLAND

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                            CUSIP 035710 40 9

THIS CERTIFIES THAT



is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                             CERTIFICATE OF STOCK

                       ANNALY MORTGAGE MANAGEMENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                  [SEAL OF ANNALY MORTGAGE MANAGEMENT, INC.]

       /s/ Jennifer A. Stephens               /s/ Timothy J. Guba

            SECRETARY                      PRESIDENT AND CHIEF OPERATING OFFICER


COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
         TRANSFER AGENT AND REGISTRAR

BY

        THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE COMPANY'S MAINTENANCE OF
ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE COMPANY'S ARTICLES OF AMENDMENT AND RESTATEMENT PROVIDE THAT ANY SALE, TRANSFER, GIFT, ASSIGNMENT, DEVICE OR OTHER DISPOSITION OF CAPITAL STOCK OF THE COMPANY THAT, IF EFFECTIVE, WOULD RESULT IN ANY PERSON OR ENTITY BENEFICIALLY OWNING IN EXCESS OF 9.8%, IN NUMBER OF SHARES OR VALUE, OF ANY CLASS OF OUTSTANDING CAPITAL STOCK OF THE COMPANY, SHALL BE VOID AB INITIO AS TO THE TRANSFER OF SUCH SHARES OF CAPITAL STOCK REPRESENTING BENEFICIAL OWNERSHIP OF SHARES OF ANY CLASS OF CAPITAL STOCK IN EXCESS OF SUCH OWNERSHIP LIMIT, AND THE INTENDED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN SUCH SHARES OF CAPITAL STOCK.

        THE COMPANY WILL FURNISH TO ANY STOCKHOLDER OF THE COMPANY UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (1) THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE; AND (2) IF THE
COMPANY IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, A
FULL STATEMENT OF (A) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET; AND (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT-......Custodian............
TEN ENT -- as tenants by the entireties                             (Cust)           (Minor)
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants        Under Uniform Gifts to Minors
           in common                              Act..........................................
                                                                (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________


                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15